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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 28, 2002


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)


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

               Canada                             001-15503                               N/A
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification No.)
           Incorporation)

     495 March Road, Suite 300, Ottawa, Ontario, Canada                                  K2K-3G1
          (Address of Principal Executive Offices)                                      (Zip Code)
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                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)



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Item 2.    Acquisition or Disposition of Assets.

                  On June 28, 2002, Workstream Inc. (the "Company) acquired Icarian, Inc. ("Icarian") via the merger of Workstream Acquisition, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), with and into Icarian, pursuant to an Agreement and Plan of Merger dated May 23, 2002, among the Company, Merger Sub and Icarian (the "Merger Agreement"), as amended. Immediately following the consummation of the Merger, Icarian became a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, all of the issued and outstanding shares of capital stock of Icarian were cancelled and extinguished and each issued and outstanding share of Icarian Series F Preferred Stock was converted into the right to receive 0.14528639 of the Company's common shares. In accordance with this formula, the holders of Icarian Series F Preferred Stock have the right to receive an aggregate of 2,800,000 of the Company's common shares. The total consideration for this transaction is valued at approximately $10,000,000, consisting of $10,000 and 2,800,000 of the Company's common shares. The terms of the Merger Agreement were the result of arm's length negotiations.

                  A copy of the press release regarding the consummation of the Merger issued by the Company is attached hereto as Exhibit 99.2. The description of the terms of the Merger set forth above is qualified in all respects by reference to the Merger Agreement, which is attached as an exhibit hereto and incorporated herein by reference.

Item 5.    Other Events.

                  On June 28, 2002, the Company announced it had sold to Crestview Capital Funds an aggregate of $1,400,000 of the Company's Convertible Notes and warrants to purchase 280,000 of the Company's common shares. The text of the press release regarding such sale is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements of Icarian, the business acquired, required to be filed are not attached to this Form 8-K and will be filed by amendment not later than 60 days from the date that this Form 8-K is required to be filed.

         (b)      Pro Forma Financial Information.

         The pro forma financial information of Icarian, the business acquired, required to be filed is not attached to this Form 8-K and will be filed by amendment not later than 60 days from the date that this Form 8-K is required to be filed.


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         (c)      Exhibits.

         2.1 Agreement and Plan of Merger dated May 23, 2002, among Workstream Inc., Workstream Acquisition, Inc. and Icarian, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K of Workstream Inc. filed with the Securities and Exchange Commission on May 24, 2002).

         2.2 Amendment to Agreement and Plan of Merger dated June 20, 2002, among Workstream Inc., Icarian, Inc. and Workstream Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K of Workstream Inc. filed with the Securities and Exchange Commission on June 27, 2002).

         99.1     Press Release issued on June 28, 2002 by Workstream Inc.

         99.2     Press Release issued on July 1, 2002 by Workstream Inc.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORKSTREAM INC.



Dated July 3, 2002                           By: /s/ Michael Mullarkey
                                                 ------------------------------
                                                 Name:  Michael Mullarkey
                                                 Title: Chief Executive Officer


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                                  Exhibit Index



Exhibit No.
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2.1      Agreement and Plan of Merger dated May 23, 2002, among Workstream Inc.,
         Workstream Acquisition, Inc. and Icarian, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K of Workstream Inc. filed with the Securities and Exchange Commission on May 24, 2002).

2.2 Amendment to Agreement and Plan of Merger dated June 20, 2002, among Workstream Inc., Icarian, Inc. and Workstream Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K of Workstream Inc. filed with the Securities and Exchange Commission on June 27,
         2002).

99.1     Press Release issued on June 28, 2002 by Workstream Inc.

99.2     Press Release issued on July 1, 2002 by Workstream Inc.